EXHIBIT 6

SHEETS 129 AL 136

ACT: VARIABLE CAPITAL CORPORATION CONSTITUTION.- GRANTING "INTERNATIONAL POWER GROUP", L.T.D.- JACK WAGENTI.--------------------------------------------------------------------------- IN THE CITY OF ATLACOMULCO, STATE OF MEXICO, THE FIRST DAY OF THE MONTH OF JULY OF THE YEAR TWO THOUSAND FIVE, I, MARIA JOSEFINA SANTILLANA MARTINEZ, PUBLIC NOTARY NUMBER ONE HUNDRED AND TWENTY OF THE STATE OF MEXICO AND OF THE FEDERAL PATRIMONY REAL ESTATE, I MAKE CONSIST:--------------------------------------------------------

THE CONSTITUTION OF THE COMMERCIAL COMPANY called "IPW GROUP OF MEXICO", CORPORATION OF VARIABLE CAPITAL, that formalize the business called "INTERNATIONAL POWER GROUP",L.T.D. and mister JACK WAGENTI, both represented in this act by mister JOSE GARCIA GRANADOS, in its character of Legal Attorney in conformity with the following Declarations, Proceedings, Clauses and Statutes that are detailed subsequently.-------------------------------------------------

D E C L A R A T I O N S:

1.- PROTEST OF LAW.- The appearing one, notified of the penalties in which the false deponent incurred, protest in the presence of the public faith of the Subscribed Notary, to be conducted with truth. --------------------------------------------------------------------------------------------------------------------------------.

2.- Declares mister JOSE GARCIA GRANADOS, in his character of Legal Attorney of mister JACK WAGENTI----------------------------------------------------------------------------------------------------------------------- a).- That its represented has legal capacity for the celebration of this act; b).- That mister JACK WAGENTI, is of native American nationality from New Jersey, United States of North America, place where he was born the thirty first day of may nineteen thirty seven, with address in Culiacan number seventeen, suite six hundred two, Colonia Hipodromo Condesa, in Mexico City, Distrito Federal; married, executive, and c).- That his representation faculties are sufficient for the act in which appears, that are just as the notary wrote them down, and that they have not been revoked, neither limited in any form to this date.------------------------------------------------------------------------------------------------------------

P R E C E D I N G S:

UNIQUE.- PERMISSION OF THE SECRETARY OF FOREIGN AFFAIRS.- The appearing one exhibits me the document that I add to Appendix in the corresponding file and under the letter "C", that subsequently I describe:------------------------------------------------------------------------------------------------------

"...At left upper margin a seal with the National Shield that says: SECRETARY OF FOREIGN AFFAIRS.- At right upper Margin: DIRECTION OF PERMISSIONS ARTICLE 27 CONSTITUTIONAL.- ASSISTANT DIRECTORSHIP OF COMPANIES.- PERMISSION 0913,170.- FILE.- 200509011859.- FOLIO 28091IE7.- In consideration of the request presented by the C. RENE ROSALES ORTIZ this Office of the secretary grants the permission to constitute a LTD under the denomination: IPW GROUP DE MEXICO SA DE CV.- This permission, will remain conditioned to that in the statutes of the company that be constituted, the foreigners exclusion clause be inserted or the covenant predicted in fraction I of the Article 27 Constitutional, according to what establish the articles 15 of the Law of Foreign Investment and 14 of the Regulation of the Law in Foreign Investment and of the National Registration of Foreign Investments.- The interested, should advise of the use of this permission to the Secretary of Foreign Affairs inside the six following months to the expedition of the same one, according to what establishes the article 18 of the Regulation of the Law of Foreign Investment and of the National Registration of Foreign Investments.- This permission will remain without effects if over the ninety working days following to the date of granting of the same one, the interested do not respond to grant before notary public the instrument pertaining to the constitution that is related to, according to what establishes the article 17 of the Regulation of the Law of Foreign Investment and of the National Registration of Foreign Investments; thus same is offered without damage of it arranged by the article 91 of the Law of Industrial Property. - The previous its communicate based in the articles: 27, fraction I of the Political Constitution of the Mexican United States; 28, fraction V of the Organic Law of the Federal Public Administration; 15 of the Law of Foreign Investment and 13, 14 and 18 of the Regulation of the Law of Foreign Investment and of the National Registration of Foreign Investments.- TLATELOLCO, D.F., May 12th, 2005.- IT IS SENT OFF BASED IN ART. 14 FRACTION VI OF INTERNAL REGULATION OF THE SECRETARY OF FOREIGN AFFAIRS.- THE DEPUTY DIRECTOR.- Signed.- ERNESTO ZAVALA HERNÁNDEZ.- A seal with the National Shield that says:.- SECRETARY OF FOREIGN AFFAIRS.- MAY 12th. 2005.- GENERAL DIRECTION OF LEGAL MATTERS" (thus). --------------------------------------------------------------------------------------------------------------

IT EXPOSED THE PREVIOUS THING, THE APPEARING ONE OFFERS THE FOLLOWING

C L A U S E S:

FIRST CLAUSE.- The appearings represented as has remained indicated, constitute an Anonymous Commercial Company of Variable Capital, of Mexican Nationality, with attachment to Mexican Laws, the one that will be governed by the following: ---------------------------------------------------------------------------

S T A T U T E S

FIRST TITLE

DENOMINATION, OBJECT, ADDRESS, NACIONALITY AND DURATION

ARTICLE FIRST.- The Company will be called "IPW GROUP DE MEXICO", denomination that will be follow by the words CORPORATION OF VARIABLE CAPITAL, or of its abbreviation S.A. DE C.V. ARTICLE SECOND.- The object of the Company will be:-------------------------------------------------------------

a) Operating as recycle business of all kinds of materials, products and sub products that are delivered as well as to commercialize all that material, recycled to businesses that they request it so much in the Country as abroad. ------------------------------------------------------------------------------------

b) Burn all kind of trash, so much urban, domestic, commercial in red bag, contaminated, toxic products, trash contaminated, oils contaminated, PCB' s, askareles and any another type of toxic waste, so much urban, commercial like the industrialists.--------------------------------------------------------

c) Advantage and purchase  sale of byproducts derivated from the destruction process and trash recycling and waste processed, for their production of electricity for personal use, for delivery to associated businesses, and export of surpluses, attending to the legislation in force, sale of the different byproducts that be produced in the plant, such as drinking water, adherent ashes and any another marketable products.--------------------------------------------------------------------------------------

d) The acquisition, installation, operation, leasing, importing, export, on its own or of third parties of all types of personal property, machinery, teams, commodities, parts repairs and vehicles that be necessary or convenient for the execution of the social object. ------------------------------------------------

e) Obtaining all kinds of permission, concessions, authorizations and/or governmental approvals that be necessary or convenient for the operation and performance of the social object.----------------------

f) The harvesting services installment and storage of dangerous residues, as well as the final shipment to the destinies that are authorized for the foreign and national laws. -------------------------

g) The management of administrative advising and the contracting or installment of consultative technical services, in the areas of human resources, contracting of personnel, training, administration, accounting, legal, fiscal, sale, marketing, financial, production, public relations and all the services related.----------------------------------------------------------------------------------------------------

h) The installment by if or by account of third parties, of all types of advising in matter of commerce and maritime navigation, on commerce and terrestrial or air transportations, whether of technical, legal type, of engineering, communications or systems. ---------------------------------------------------------

i) Execute, supervise or hire on its own or by third parties, all types of urbanizations buildings construction and restructurings, as to manufacture, buy or alienate, by any title, all types of materials for construction. The planning, projection and development of all types of works of sanitary, environmental, chemical, mechanical, civil, and structural engineering.----------------------

j) Develop all types of software and hardware, electronic data processing, programming, engineering systems, engineering operations and in general all types of computer works and services. Presenting all types of technical aid and transfer of technology, being able to acquire and to grant for any title all types of intellectual and industrial rights of property, just as patents, marks, notices, commercial names, rights of author and franchises.----------------------------------------------------

k) Acquire, negotiate and confer all types of concessions, permission, authorizations or licenses or right personal and/or real as the Public, Federal, State or Local Administration.---------------------------

l) Obtaining registration of marks, commercial names and to acquire or to alienate all kinds of rights of industrial property and of rights of author, as well as to obtain and to offer licenses or authorizations for the use and property all kinds of rights exploitation and rights of author.-------------

m) Accept and confer all types of commercial commissions, mandates, representations, distributions and assignment of correspondent, as well as to hire necessary personnel for the fulfillment of the mandates commissions, services other own activities of its object.--------------------------------------------

n) Promote the investment of all types of businesses or negotiations, being able to participate direct or indirectly by means of the possession would drive of social parts by leasing, distribution or way of all types of financing.----------------------------------------------------------------------------------------------------

o) Obtain or grant specific loans offering and receiving guarantees, to emit obligations, actions or any type of financial role, to accept, to rotate, endorse or vouch for all types of credit titles and to offer bails or guarantees, of any class regarding the obligations contracted or of the titles emitted or accepted by third parties.--------------------------------------------------------------------------------------------------

p) Acquiring in property, to lease, to possess, or to utilize under any title, all kinds of installations, commodities, personal property or real estate that can be necessary to perform the end of the social object.------------------------------------------------------------------------------------------------------------------

q) Participate and carry out any act or activity in which they can participate Mexican companies with foreign capital.----------------------------------------------------------------------------------------------------------------

r) In general the execution of all the acts, the celebration of all the contracts and the execution of all the operations of industrial, commercial, civil nature and any another that relate to all or splits of the object or statement and everything that serve for its good march and better development.

To operate the company should count previously with the permission, licenses and authorizations establish the laws of the matter and to observe the dispositions of laws of the matter and to observe the dispositions of laws of the matter and to observe the order laws dispositions and public interest.-----------------------------------------------------------------------------------------------------------------------

ARTICLE THIRD.- The residence of the company will be located in the CITY OF MEXICO, FEDERAL DISTRICT, without damage to be able to establish agencies, branch offices,

offices or Representations in other places of the Mexican Republic or of the Foreigner, or to negotiate Conventional residences. -------------------------------------------------------------------------------

ARTICLE FOURTH.- The company will be of Mexican Nationality, will be governed for the dispositions of the Political Constitution of Mexican United States, Organic and Regulation Laws; by the other Local, Federal, Mexican Laws; especially by the Law of Commercial Companies and particularly by the dispositions that regulate the Variable Capital Corporation type; by the dispositions of this constitutive contract and by the statutes that the same one has.

ARTICLE FIFTH.- CLAUSE OF FOREIGNERS ADMISSION.- "The foreign present or future associates of the companies that treat, are obliged formally with the Office of the Secretary of Foreign Affairs to be considered as national regarding shares of stock of each companies that acquire or of that be holders such companies, or well of the rights and obligations that derive from the contracts in which they be part the own companies with authorities of their Governments under the penalty in contrary case, to lose in benefit in the Nation the social participations that have been acquired". --------------------------------------------------------------------------------------------------------------------

DISPOSITIONS RELATING TO FOREIGNERS.- ARTICLE 32 OF THE LAW OF FOREIGN INVESTMENT "They should be recorded in the Registration: 1.- The Mexican companies in which participate the foreign investment; II.- Foreign professional services or legal entities that carry out habitually acts of commerce in the Mexican Republic, and branch offices of foreign investors established in the country; and The Mexican companies in which participate the foreign investment III.- The trusts of shares of stock or social parts, of real estates and of neutral investment, by virtue of which itself to derive straight in favor of the foreign investment.- The obligation of inscription will be the duty of the professional service or legal entity that refer the fractions I and II and, in the case of the fraction III, the obligation will correspond to the fiduciary institutions. The inscription should be carried out inside the 40 working days cash from the date of constitution of the company or of petition of the investment and foreign; of formalizing or protocolization of the company or partition of the foreign investment; or of constitution of the respective trust or trust rights granting in favor of the foreign investment .-----------------------------------

ARTICULO 34.- At the constitution, modification, transformation, fusion, split, dissolution, and liquidation of commercial companies, of companies and civil associations in general, in all the acts and legal facts where they intervene for if or represented, the legal done people obliged acts where intervene for if or represented, the people obliged to be recorded in the Registration in the terms of the article 32 of this Law, the public notary will require to such people or their representatives, that accredit them their inscription in the cited Registration, or in case to be the inscription in procedure, that they accredit him the corresponding request. If it is not accredited, the public notary will be able to authorize the public instrument that treat, and will report to the Registration of such omission, inside the ten following working days to the date of authorization of the instrument". ARTICLE SIXTH.- The duration of the Company will be of NINETY-NINE YEARS, contacted from the date itself its inscription in the Public Registration of Commerce.----------------------------------------

SECOND TITLE

OF CAPITAL AND SHARES OF STOCK

ARTICLE SEVENTH.- The Capital of the Company is VARIABLE, being indicated as a minimum fixed, the sum of FIFTY THOUSAND PESOS, ZERO CENTS, NATIONAL CURRENCY, represented by ONE THOUSAND shares of stock with face value of FIFTY PESOS, ZERO CENTS, NATIONAL CURRENCY, each one of them; the maximum capital is unlimited.---------------

ARTICLE NINTH.- When the increase of Capital be carry out by capitalization of witholded utilities or accrual of valuation or revaluation, these should have been previously recognized in Financial Statements properly approved by the Assembly of Shareholders and with subjection to it arranged by the last paragraph of the Article hundred sixteen of the General Law of Commercial Companies.-------------------------------------------------------------------------------------------------------------------

ARTICLE TENTH.- The company will not be able to announce the capital whose increase is authorized, without announcing the same time the most minimum capital. Any person that infringe it here arranged, will be responsible for the damages and damages that will cause.----------------------

ARTICLE ELEVENTH.- Every increase or decrease of the capital stock should be recorded in a Book of Registration that in effect will carry the company.-------------------------------------------------------

ARTICLE TWELVETH.- The actions in which the capital stock is divided will serve to accredit and to transmit the quality and the rights of associate; each action will have the right to a vote in the Assemblies of Shareholders, without the associates reserved any privilege.-------------------------------

ARTICLE THIRTEENTH.- The actions will be represented by nominative titles and they will be of equal value and right equals will confer; will protect an or several actions and they will carry adhered nominative coupons for the collection of dividends; should contain the requirements that requires the Article hundred twenty-five of the General Law of Commercial Companies and the clause relating to the foreigners that figures in these statutes; they will be sent off signed by the President of the Board Meeting by another of the Counselors, or by the Unique Administrative, in its case, inside a time limit that will not exceed of a year, cash from the date of firm of this Writing or of the Increase of the Capital. -----------------------------------------------------------------------------

ARTICLE FOURTEENTH.- The actions that represent the most minimum capital without right to retreat should be integrates and totally subscribed and full. They will not be able to be emitted new actions but until the precedents have been integrally full. The Company will conserve in its power the titles of the actions emitted and done not subscribe in order to deliver to the extent that go being carried out the subscription. -------------------------------------------------------------------------------------

ARTICLE FIFTEENTH.- While the titles of the actions are delivered, they will be able to be sent off provisional certificates, that will contain the same requirements that the last final.------------------------

ARTICLE SIXTEENTH.- The broadcast of the alone actions will be done with the authorization of the Board Meeting or Administrative Unique in its case. The Counsel or the Administrator they will be able to deny the authorization, appointing a buyer of the actions al current price of the market, at the moment of the broadcast, the previous thing, in terms of it arranged by the article hundred thirty of the general law of Commercial Companies.---------------------------------------------------------------

ARTICLE SEVENTEENTH.- The shareholders will have the right preferential in proportion al number of its actions, to subscribe the ones that be emitted in capital stock increase case; this right should be exercised inside the fifteen following work days to the publication in the official newspaper of the residence of the company, of the agreement of the Assembly on the increase of the capital. It will not be necessary the publication if in the Assembly to have been represented the totality of the capital.------------------------------------------------------------------------------------------------------

ARTICLE EIGHTEENTH.- The Company should carry an Actions Registration Book, that will contain: ------------------------------------------------------------------------------------------------------------------------

I. The name, the nationality and the residence of the Shareholder with the indication of the the actions that belong him, expressing the numbers, series, classes and other particularity.--------

II. The indication of the exhibitions that were accomplished.--------------------------------------------------

III. The broadcasts that be carried out in the terms that prescribes the Article hundred twenty-nine of the General Law of Commercial Companies.---------------------------------------------------------------

The Company will consider as the owner of the Actions to whom appear recorded like such in this Registration.

THIRD TITLE

ADMINISTRATION OF THE COMPANY

ARTICLE NINETEENTH.- The administration of the Company will be in charge of a Unique Administrative one or of a Board Meeting, according to it resolve the Assembly of Shareholders; its members can be associates or strange people to the Company; will last in its charge indefinitely and even that there be another appointment that substitute them and the new one appointed take possession of its charge. The General Assembly will set the emoluments of the Administrators.---------

ARTICLE TWENTIETH.- In their case, the Board Meeting it comprising it less three Counselors; will celebrate a meeting each time that are called for the President, by the Secretary, or by the majority of their members; so that the Board Meeting function legally, should attend at least the half of its members and its resolutions will be valid when they are taken for the majority of the presents. In case of tie, the President will decide with vote of quality. Of all the resolutions of the Counsel a Minutes he will raise itself, in a book that al effect will carry the Company and will be signed by the President, the Secretary and the Counselors or Assistant Associates.----------------------------------------------------------------

The resolutions taken out of Session of Counsel, by unanimity of their members, they will have, for all the legal effects the same validity that if had been adopted in Session of Counsel, provided that they be confirmed in writing.----------------------------------------------------------------------------------------------------------

ARTICLE TWENTY FIRST.- The Board Meeting or the Unique Administrative one in their case, will constitute the legal representation of the company and will count in effect with the powers and the faculties that subsequently are related:-------------------------------------------------------------------------------

1) GENERAL POWER FOR SUITS AND COLLECTIONS, that is offered in all the special and general faculties that require that they require special clause according to the Law; for which him is conferred without any limitation, according to it established in the first paragraph of the Article 7.771 of the civil code in force in the State of Mexico, and its correlative of the Federal Civil Code, of the Civil Code for the Federal District and of the other States of the Mexican Republic, being consequently authorized to act in judgment or putting shares of stock or exceptions, as well as to be desisted of the complaints that present; for constitute in collaborating of the Public Department and to offer pardon if proceeds according to the Law, to yield; to be submitted to arbitration, for articulate and to absolve positions; for recuse judges; to receive payments and to execute all the other explicitly specific acts by the Law, among the ones that they include to represent to the company before the authorities and administrative, civil, and commercial courts, and before authorities and labor courts.------------

2) GENERAL POWER FOR ADMINISTRATION ACTS, according to the established in the second paragraph of the Article 7.771 of Civil Code in force in the State of Mexico, and its correlative of the Federal Civil Code, of the Civil Code for the Federal District and of the other States of the Mexican Republic. ----------------------------------------------------------------------------------------------------------------------

3) GENERAL POWER FOR ACTS OF STATES, according to the established in the paragraph third of the Article 7.771 of Civil Code in force in the State of Mexico, and its correlative of the Federal Civil Code, of the Civil Code for the Federal District and of the other States of the Mexican Republic.----------------------------------------------------------------------------------------------------------------------

4) PATRONAL REPRESENTATION POWER AND FACULTIES IN WORKER-EMPLOYER RELATIONS, to hire, to name and to remove Directors, deputy Directors, Managers, Sub-Managers, factors, employed and dependents, setting them its remunerations and emoluments, the faculties and attributions, and the form in which they should exercise the power that be conferred them; likewise to exercise activities of Direction and Administration, having the character of Legal Representative of the Company, in the terms of the Article 11 of Federal Labor Law, obliging the company with such action in all its relations with workers, and especially to give for finished the labor contracts of any personal at the Company service, to accept renunciations, to terminate contracts, to appear with the character of legal representative, before all types of authorities especially those of labor, such as the meetings of Conciliation and Arbitration, already they be federal or local, and with such character is authorized to act before or set against the unions with the ones that collective labor contracts and for all the celebrated effects of collective conflicts; will be able to act before or set against the personally respected workers, and for all the effects of individual conflicts and in general for all the worker-employer matters, and before any of the authorities of Labor and Social Forecast to that refers the Article 523 of the Federal Labor Law; will be able likewise to appear before the meetings of Conciliation and Arbitration, already be localities or Federal, and consequently, will carry the management representation for effects of the Articles 11, 46, 47 and also the legal representation of the business for the effects to accredit the personality and in judgments or out of them, in the terms of the Article 692 second and third fractions will be able to appear at relief of the denominational test, in the terms of the Articles 787 and 788 of the Federal Labor Law, with the faculties to articulate and to absolve positions and to relieve the denominational test in all its parts; will be able to indicate residences for receive notifications in the terms of the Article all the sufficient, enough, and legal representation to the audience to that refers the Article 873 in its three phases: of conciliation, of demand and exceptions and of offering and admission of tests, in the terms of the Articles 875, 876, sixth and first fractions, 877, 878, 879 and 880; will also be able to respond to the tests relief audience in terms of the Articles 873 and 874; likewise him is conferred the faculty to propose conciliatory arrangements, to celebrate transactions to take all types of decisions, for negotiate and to subscribe labor covenants, for act as the representative of the business as administrator, respect and for all types of judgments and labor procedures that be dealt with before any authorities, and to appear in representation of the Company, before the Mexican Institute of the Social Security, the National Institute of Funds of the Dwelling for the Workers and the National Fund for the Consumption of the Workers. --------------------------------------------------------------------------------------

5) POWER TO EMIT AND SUBSCRIBE CREDIT TITLES, in terms of the Article 9° of the General Law of Titles and Credit Operations. -----------------------------------------------------------------------

6) POWER TO OPEN BANKING ACCOUNTS AND INVESTMENTS, in the name of the company, to remit against them and to designate people that could draw against those accounts.-----------------

7) POWER TO FORMULATE INTERNAL LABOR REGULATIONS.-------------------------------------------

8) TO HIRE LOANS OR CREDITS in charge of the company with financial institutions of the country or of the Outside.-------------------------------------------------------------------------------------------------------

9) To carry out all the authorized acts by these Statutes or that be consequence of the same.

10) To call to Assemblies of Shareholders and to execute resolutions.

11) GENERAL POWER TO SUBSTITUTE, TO OFFER AND TO REVOKE SPECIAL AND GENERAL POWERS: general power to substitute the powers and faculties indicated that are conferred him in this article, in all and in part, with reserves of their exercise, to offer special and general powers and to revoke them, as well as to revoke replacements and mandates although they have been offered by the Assembly of Shareholders.----------------------------------------------------------------------------

The president of the Board Meeting in individual, and by the alone fact of their appointment will enjoy all the faculties indicated in this article, this is, will have the most extensive faculties for the judicial and legal representation and for acts of administration in the terms established in the preceding paragraphs, that they are given for reproduced in this place for all the effects of law and the most extensive of control, being able consequently and in enunciative form and not restrictive, to alienate, to yield, to encumber and to vouch for at any rate permitted by the Law the goods, real rights, and personnel of the company, to subscribe with any credit titles character, to offer special and general powers and to revoke them, with the faculties that reckon pertinent of the ones that to they are granted him in terms of they are established by all and each one of the articles cited in advance.--------------------

ARTICLE TWENTY SECOND.- The faculties to that refers the Article Twenty First will be exercised in joined by the President and the Secretary of the Board Meeting, or the President and the Treasurer of the Board Meeting, or either for the Unique Administrative one, in its case in whom will carry the signature and the social representation.-----------------------------------------------------------------------------------

ARTICLE TWENTY THIRD.- The General Assembly, the Board Meeting or the Unique Administrative one will be able to appoint one or various Managers or SubManagers and General Director, who will have the faculties and attributions that signs them the Agency that appoint them.------------------------------

ARTICLE TWENTY FOURTH.- The unique Administrator or the members of the Board meeting, the managers and submanagers and the General Director, should guarantee its management, whether with bail or with deposit, according to it resolve, in each case, the designee Agency. If the precaution consists of deposit, this should not be smaller to the equivalent quantity to a hundred days of minimum wage, that will remain in power of the company.

ARTICLE TWENTY FIFTH.- The administrators will have the inherent responsibility in its mandate and it derived from the obligations that the law and the statutes impose them. ---------------------------------------

The Administrators are supportive heads with the company.---------------------------------------------------------

I. Of the reality of the done contributions by the associates; II.- Of The fulfillment of the statutory and legal requirements established with regard to the dividends that be paid the shareholders; III.- Of the existence and maintenance of the systems of accounting, control, registration, file or Information that prevents the Law; IV.- Of The exact fulfillment of the agreements of the assemblies of Shareholders. -- It will not be a head the Administrator that, being exent of fault, he have declared his nonconformity at the moment of the deliberation and resolution of the act that treat. ------------------------------------------------

The administrators will be, supportive heads with the ones that have preceded, by the irregularities in which these had incurred if, knowing them, they are not the commissioners denounced in writing. ------

FOURTH TITLE

CAUTION OF THE COMPANY

ARTICLE TWENTY SIXTH.- The caution of the company will be in charge of one or various commissioners, who can be associates or strange people to the Company; will guarantee its management in the same form that the Administrators and they will be appointed by the General Assembly, the one that will also set its emoluments; they will last in its charge indefinitely and even that the own assembly renew them.-----------------------------------------------------------------------------------------------

ARTICLE TWENTY SEVENTH.- Will not be able to be commissioners:-----------------------------------

I. The ones that according to the Law be disqualified to exercise the commerce; II.- The employees of the Company; III.- The employees of those Companies that be shareholders of the company in question for more than twenty-five percent of the capital stock, neither the employees of that Companies of the ones that the Company in question be shareholder in more than fifty percent; IV.- the consanguineous relatives of the Administrators in straight line without limitation of degree, the collaterals inside the fourth and the related inside the second.---------------------------------------------------

ARTICLE TWENTY EIGHTH.- They are faculties and obligations of the commissioners:--------------------

I. Being affirmed of the constitution and subsistence of the guarantee that requires the Article Twenty Fourth of these Statutes, giving account without delay of any irregularity to the General Assembly of Shareholders; II.- to Require the Administrators the financial information and a Statement of Results; III.- to carry out an operational exam, documentation registration and other probatory evidences, in the degree and extension that be necessary to perform the caution of the operations that the law imposes them and to be able to yield with good reasons the opinion that is mentioned in the following clause; IV.- to Yield yearly to the Ordinary General Assembly of Shareholders a report with respect to the truth, sufficiency and reasonably of the information presented by the Board Meeting of the own Assembly of Shareholders; V.- to do that be inserted in the Order of business of the Sessions of the Board Meeting and of the Assemblies of Shareholders, the points that create pertinent; VI.- to call to the Extraordinary and Ordinary Assemblies of Shareholders, in case of omission of the Administrators and in any another case in which they judge convenient; VII.- Attending with voice, but without vote to all the sessions of the Board Meeting, to which they should be cited; VIII.- With voice but without vote to the Assemblies of Shareholders; IX.- In general, to watch unlimited and in any time the operations of the Company.

ARTICLE TWENTY-NINTH.- The minorities that represent at least the 25% of the capital stock will be able to appoint a commissioner, besides them appointed by the General Assembly of Shareholders

FIFTH

HOLDER OF THE ASSEMBLIES

ARTICLE THIRTY.- The General assembly of Shareholders is the Supreme Organ of the Company and its resolutions will be valid and obligations to the present associates, to the absent and even to the dissidents or incapacitated.--------------------------------------------------------------------------------------------------------

ARTICLE THIRTY-FIRST.- The General Assemblies of Shareholders will be Ordinary and Extraordinary. The Ordinary they will treat the matters done not reserve by the Law to the Extraordinary some and other they will meet in the social residence, and without this requirement they will be without effect, save unforeseen circumstance or of greater force, and the agreements that be taken and they be evident in this Minutes.--------------------------------------------------------------------------------

ARTICULO THIRTY - SECOND .- The Ordinary Assemblies of Shareholders will meet at least once the year, inside the four following months to the closing of each social exercise and they will be occupied besides the included matters in the Order of business, of the following: I.- to Discuss, to approve or to modify the report of the Administrators to that refers the Article hundred seventy-two of the General Law of Commercial Companies, in account the report of the or of the commissioners, and to take the measures that judge opportune; II.- In its case to name to the Unique Administrator or Board Meeting and Commissioner or Commissioners; III.- to Determine the emoluments pertaining to the Administrators and Commissioners.------------------------------------------------------------------------------------

ARTICLE THIRTY THIRD.- The Extraordinary Assemblies of Shareholders, they will meet in any time, to treat any of the following matters: I.- Overtime of the Duration of the Company; II.- Dissolution anticipated of the company; IV.- Change of object of the Company; V.- Change of Nationality of the Company; III.- Increase or reduction of the capital stock; VI.- Transformation of the Company; VII.- Fusion with another Company; VIII.- Privileged stock Issue; IX.- Repayment by the company themselves their own Actions and Emission of actions of enjoyment; X.- Emission of Bonds; XI.- Any other modification of the Social Contract which requires special quórum .---------------------------------------

ARTICLE THIRTY FOURTH.- The Assemblies will be called by the Unique Administrator, by the Board meeting or by the commissioners; nevertheless, the Shareholders that represent at least the thirty-three percent of the capital stock, they will be able to ask in writing in any time to the Board Meeting, to the Administrative or to the commissioners, that call to a General assembly of Shareholders to treat the matters that indicate in their petition. Same right will have the holder of an action in the cases to the ones that refers the Article hundred eighty-five of the General Law of Commercial Companies. If the Administrator, the Board meeting or the commissioners do not do assembly inside the fifteen following days to the date of the request, this will be formulated before the competent Judge so that do it, subject to transfer of the petition to the Administration and Commissioner.-------------------------------------------------

ARTICLE THIRTY FIFTH.- The Assembly for the General Assemblies should be done by means of a publication to the date set for the celebration of the Assembly; they will contain the Order of Business, signed by whom it does.--------------------------------------------------------------------------------------------------------

ARTICLE THIRTY SIXTH.- It will be able to be celebrated a General Assembly without the requirement of publication of the Assembly and will be valid the resolutions that be taken in it, in the following cases;--------------------------------------------------------------------------------------------------------------------------------

a) When in the Assembly be represented the totality of the capital stock, the list of Attendance should be signed for all the concurrent and at the moment of the voting continue being represented the totality of the Capital Stock.

b) When gather an Assembly as continuation of another previous one and in it they have themselves indicated the day and to continue it, to treat not more matters than those indicated in the first Assembly.---------------------------------------------------------------------------------------------------------------------

ARTICLE THIRTY SEVENTH.- The Shareholders will have the right to attend the Assembly, exhibiting the titles of their actions and they will be able to cause to be represented in the Assembly by the person or people that they appoint by means of letter directed to Unique Administrator or to the Board Meeting, signed by the interested and two witnesses. They will not be able to be proxies the Administrators neither the Commissioners.-------------------------------------------------------------------------------

ARTICLE THIRTY EIGHTH.- So that an Ordinary General Assembly of Shareholders be considered as a legal meeting, by virtue of first Assembly, should be represented, for at least for more than the half of the capital stock, and the regulations only will be valid when they be taken for majority of the present votes. In the Extraordinary Assemblies they should be represented, at least, the three quarters of the capital stock, and their resolutions they will be taken for the vote of the actions that represent the half of the capital stock.---------------------------------------------------------------------------------------------------------------

ARTICLE THIRTY NINTH.- If the Assembly could not be held the appointed day, a second assembly will be done, with expression of that circumstance and in the meeting will be resolved upon the matters indicated in the Order of Business, whatever the number of actions and represented were. Regarding Extraordinary Assemblies, the decisions will be taken always by the favorable vote of the number of actions that represent at least the half of the capital stock.------------------------------------------------------------

ARTICLE FOURTY.- The Assemblies will be presided by the Unique Administrator or by the President of the Board Meeting, and in absence of these, by the person that appoint the own Assembly. It will function as the Secretary that of the own Counsel and in its defect the person that choose the assistants by majority of votes. ----------------------------------------------------------------------------------- ARTICLE FOURTY FIRST.- The minutes of the Assemblies will write down in the respective Book and they should be signed for the President and the Secretary of the Assembly, as well as by the Commissioners that concur. They will be added to the Minutes of the documents that justify that the assemblies were done in the terms of these Statutes. When by any circumstance could not be written down the Minutes in the respective Book, they will be protocolized before Notary. The Minutes of the Extraordinary Assemblies, they will be protocolized before Notary and recorded in the Public Registration of Commerce. ----------------------------------------------------------------------------------------------------

ARTICLE FOURTY SECOND.- The resolutions of the Assembly will be polite by the person that she same appoint, as Special Delegate, or for lack of designation, by the Administration. --ARTICULO ARTICLE FOURTY THIRD.- The resolutions taken out of Assembly, by unanimity of the Shareholders that represent the totality of the actions with right to vote or of the special category of actions that treat, in their case, they will have, for all the legal effects, the same validity that if they were been adopted met in General or Special Assembly, respectively, provided that they be confirmed in writing. -----------

SIXTH

HOLDER OF THE FINANCIAL INFORMATION

ARTICLE FOURTY - FOURTH.- The Company, by conduct and under the responsibility of its Administrators, will present to the Assembly of Shareholders on a yearly basis a Report that includes at least: --------------------------------------------------------------------------------------------------------------------------------

A report of the Administrators on the performance of the Company in the exercise, as well as the compliance of the policies by the Administrators and, in their case, on the main existing projects; II.- A report in which they detail and explain the main policies and accounting criteria, and information in the preparation of financial information; III.- A Balance Sheet that show the financial situation of the Company, as of the closing of the Exercise; IV.- A Balance Sheet that show properly explained and classified the results of the Company during the Exercise; V.- A Balance Sheet that show the changes in the financial situation during the Exercise. VI.- A Balance Sheet that show the changes in the items that integrate the social patrimony; VII.- The notes that be necessary to complete or to clarify the information that supply the previous states.- To the previous information the report of the Commissioners will be added to that refers the point VII of the Eighth Twentieth Article of these Statutes. ------------------------------------------------------------------------------------------------------------------------- ARTICLE FOURTY - FIFTH.- The report that refers to the previous article, included in report of the Commissioners should remain finished and to be put at the disposal of the Shareholders, at least fifteen days before the date of the Assembly that should to discuss it. The Shareholders will have the right to that be delivered them a copy of the same one. -------------------------------------------------

TITLE SEVENTH

PROFIT AND LOSS

ARTICLE FOURTY - SIXTH.- The Net Income of the Company, will be distributed in the following form:

I.- Will be separated five percent as minimum for creating an accrual fund from the fifth part of the capital stock; II.- will be separated the quantity that agree the Assembly to create special accrual for funds of reserve, forecast or reinvestment; III.- It will separate the quantity that correspond to employees and workers by distribution of utilities in the terms of the Federal Law of the Work; IV.- The remaining will be distributed or will be applied in the form that the Assembly of Shareholders resolve it.

ARTICLE FOURTY - SEVENTH.- The distribution of utilities only will be able to be done after have been properly approved by the General Assembly of Shareholders, the Financial Statements that throw them. The losses if there be they will be them borne by the reserves and for lack of them, for all the actions by equal parts to the assembly of their face value. It will not be able to be done distribution of utilities while they have not been returned or absorbed, by means of application of other items of the patrimony, the losses suffered in one or various preceding periods or have been reduced its capital stock.---------------------------------------------------------------------------------------------------------------------------------

EIGHTH TITLE

THE SEPARACION, DISOLUCION AND LIQUIDACION OF THE COMPANY

ARTICLE FOURTY EIGHTH.- Will Be able to be terminated the Contract of Company, regarding an associate, but without being dissolved the Company. -----------------------------------------------------------------

I. Because an associate be guilty to use the firm or the capital stock for his own business; II.- Because an associate have infringed this social pact or the dispositions that govern him; III.- By fraudulent or deceitful acts that an associate carry out against the Company. --------------------------------------------------- ARTICLE FOURTY NINTH.- The partial retreat or total of contributions of an associate should be notified to the Company on a confident basis and will not work but at the end of the annual exercise under way, if the notification is done before the last quarter of said exercise, and even at the end of the following exercise. It will not be able to be exercised the right of separation when have as consequence to reduce to less than the legal minimum the capital stock. ----------------------------------------

ARTICLE FIFTHY.- Will Have the right to be separated of the Company and to obtain the reimbursement of their actions, in proportion to the active social according to the last balance approved, the associate that request the retreat inside the fifteen following days to the closure of the Assembly in which they be taken any of the following agreements: I.- Change of object of the Company; II.- Change of nationality of the Company; III.- Transformation Of the Company.- whenever have voted against the agreements taken by the Extraordinary General Assembly of Shareholders. ---- ARTICLE FIFTHY FIRST.- The Company will be dissolved: --------------------------------------------------------I.- By expiration of the term that have itself set in this Writing; II.- By the impossibility to continue carrying out the main object of the Company or by remaining this consummate; III.- By agreement of the associates that represent the three quarters parts of the capital stock, that be taken in Extraordinary General Assembly of Shareholders; IV.- Because the number of Shareholders arrive at of two, or because the parts of interest gather in a single person; V.- By the loss of the two thirds of the capital stock.

ARTICLE FIFTHY SECOND.- As the company dissolution will be put in liquidation and will be the associates Liquidators or strange people to the Company, appointed by the General Assembly that have agreed its dissolution; if they were various Liquidators, they should do jointly as legal representatives of the liquidation and they will have all the faculties, attributions and obligations that the Assembly confers them, in which agree the dissolution and the ones that explicitly indicates the Law to the Liquidators. ----------------------------------------------------------------------------------------------------

ARTICLE FIFTHY THIRD.- Except the Agreement of the Associates, or the dispositions of this Writing, the Liquidators will have the following faculties: I.- to Conclude the social operations that were remained slopes al time of the dissolution; II.- to Charge what herself due to the Company and to pay what she owe; III.- to Sell the goods of the Company; IV.- to Liquidate each Associate her to have social; V.- to Practice the final balance of The liquidation that should be submitted to the discussion and approval of the Associates, and to be placed in the Public Registration of Commerce; I SAW.- to Obtain of the Public Registration of Commerce the cancellation of the inscription of the Social Contract, once concluded the liquidation. ---------------------------------------------------------------------------------------------

TRANSITORY ARTICLES

FIRST.- The present statutes will be effective as of the date of firm of the writing constituent of the company. -------------------------------------------------------------------------------------------------------------------------

SECOND.- The appearing declare that the meeting that have to sign the present writing, should be considered as in fact is it, the First General Assembly of Associates.----------------------------------------------

THIRD.- The first Social Exercise will run, as of the date of firm of this Writing December thirty-one of the same year. The other social exercises will be counted per calendar years, from January first to December thirty-one. ----------------------------------------------------------------------------------------------------------

FOURTH.- The variable capital stock. The minimum fixed capital without right to retreat is the amount of $50,000.00 MN (FIFTY THOUSAND PESOS 00/100, NATIONAL CURRENCY), represented by 1,000 (thousand) actions with a face value of $50.00 MN. (FIFTY PESOS 00/100 NATIONAL CURRENCY) each one, totally subscribed and full, distributed in the following way:--------------------------

1.- INTERNATIONAL POWER GROUP, L.T.D., 999 (nine hundred ninety-nine) actions; capital stock $49,950.00 (forty-nine thousand nine hundred fifty pesos 00/100 M.N.); and -----------------------------------

2.- JACK WAGENTI, 1 (a) action; capital stock $50.00 M.N. (Fifty pesos 00/100 M.N.).--------------SEXTO.- The Associates agree by unanimity of votes, the following: ---------------------------------------------I.- That the Company would be governed and administrated by a COUNSEL OF ADMINISTRACION, integrated in the following way: -----------------------------------------------------------------------------------------------PRESIDENT: JOSE GARCIA SELECT; -------------------------------------------------------------------------------SECRETARy: JACK WAGENTI; ---------------------------------------------------------------------------------------------TREASURER: PETER NICHOLAS TUSCANO ----------------------------------------------------------------------. To the Board Meeting they are offered in this act the following powers and faculties: A) FOR SUITS AND COLLECTIONS; B) FOR ACTS OF ADMINISTRACION; C) GENERAL POWERS FOR ACTS OF CONTROL, in the terms of the three first paragraphs of the Article 7.771 (seven point seven hundred seventy-one) of the civil code in force in the State of Mexico and their correlative of the civil code Civilian for the Federal District and of the other States of the Mexican Republic; D) GENERAL POWERS FOR REPRESENTATION MANAGEMENT AND FACULTIES IN MANAGEMENT WORKING RELATIONS; AND) TO EMIT AND TO SUBSCRIBE CREDIT TITLES AND PROMISORY NOTES, set forth the Article 9° (ninth) of the General Law of Titles and Operations of Credit; F) FOR OPEN BANK ACCOUNTS AND INVESTMENTS ; G) GENERAL POWERS TO FORMULATE INTERIOR REGULATIONS OF WORK; H) FOR HIRING LOANS OR CREDITS; I) TO SUBSTITUTE, TO OFFER AND TO REVOKE POWERS; and in general, with all the faculties and obligations to that refers the Eighth Tenth Article of the Social Statutes and the Laws of the Matter.

The powers and faculties conferred will be exercised in a jointly way by the members of the Board Meeting; with exception fact of the President, in whose case will be to the arranged in the last paragraph of the indicated First Twentieth Article. ---------------------------------------------------------------------

II.- To Appoint as the COMMISSIONER OF THE COMPANY, to MISTER RODRIGO ROSEBUSHES OAK TREES, who will have all the faculties and obligations that the Law and the Statutes offer and they impose on the of their class. III. Appointing as LEGAL ATTORNIES of the Company, to the following people: -------------

a).- TO the gentlemen JACK WAGENTI AND ABRAM BRAILOVSKY ALPEROWITZ, to whom them they are granted in this act GENERAL POWERS FOR SUITS AND COLLECTIONS AND FOR ACTS OF ADMINISTRACION, so that they exercise it assembly or separately, without be granted them the goods transfer doing faculty, with a force of FIFTY YEARS, cash from the date His granting. ;-------b).- Al mister PETER NICHOLAS TUSCAN, they are offered him all the faculties and powers to that refers the I Articulate Twentieth First of the Social Statutes; powers and faculties that will have a force of FIFTY YEARS, cash from the date of his granting. --------------------------------------------------------------------

SEPTIMO.- The associates declare that already work in the Box of the Company, so much the value of the capital stock, like that of the precautions offered by the members of the Board Meeting and the Commissioner, in the terms of the Article 152 (hundred fifty-two) of the General Law of commercial Companies. -----------------------------------------------------------------------------------------------------------------------SECOND CLAUSE.- In all it done not predict in these Statutes will apply supplementary the General Law of Commercial Companies, the Code of Commerce and the Common Right. ---------------------------- THIRD CLAUSE.- For the interpretation and fulfillment of the present Writing, will be competent the Courts of the residence of the Company, renouncing explicitly to any another statute that could correspond. -----------------------------------------------------------------------------------------------------------------------

FOURTH CLAUSE.- The expenses, right and honorary that because of the present Writing they be caused and they yield they will be for account of the Company. ----------------------------------------------- FIFTH CLAUSE.- al is authorized Mister RODRIGO ROSEBUSHES OAK TREES, to deal with the inscription of the present writing, in the Public Registration of the Property and of the Commerce of the Federal District, freeing to it Subscribed Notary of any responsibility by the breach of the same one.----.

PERSONALITY AND LEGAL EXISTENCE

MR. JOSE GARCIA SELECT, declares that its represented "INTERNATIONAL POWER GROUP", L. T. D. and JACK WAGENTI, they are legally qualified and that its personality has not been modified him, revoked neither in any form limited to this date; what accredits with the certifications that annex al appendix of this instrument, under the letters "D" and "E". G AND N AND R TO L AND S: The compareciete declared to be Mexican and son of parents of equal nationality: ---------------------------------JOSE GARCIA SELECT, native of the State of Michoacán, was born on July seventh, Nineteenth FIFTY FOUR, with residence in Culiacán, number seventeen, sixth flat, Cologne Racecourse Countess, in Mexico City, Federal District, and in transit by this city, married, businessman, with Registration Contributing GAGJ, fifty-four, zero seven, zero seven.

I, THE NOTARY, I CERTIFY AND I GIVE FAITH: to).- that I insert it and related he agrees faithfully with the documents that I had in sight and to the ones that I remit me; b) Of that the appearing one is identified with the document that in copy I add al Appendix under the letter "B"; c) Of that to my judgment has legal capacity for the of this act; d).- That according to it arranged by the articles thirty-two and thirty-four of the Law of Foreign Investment, and forty-five, first fraction, clause b) of the Regulation of the same Law, and every time that the associates represented in this act does not count on the necessary Migratory Quality, it Subscribed Notary will authorize the present instrument conditioned to that in not greater time limit of ten work days, deal with the migratory quality that permit to be established in the country, to exercise activities paid; and) that I notified the associates represented as remained indicated, that should accredit me inside the time limit of a following month to the date of the firm of this writing, to have presented the request of inscription of the company in the Federal Registration of Contributors, and that in Of exhibit me not happiness request I will proceed to give the notice pertaining to the authorities public prosecutors; and f).- that having read the present instrument and explained the value and the legal consequences of his content, declared his conformity with the text, signed the I gave of his granting.-

I GIVE FAITH. -------------------------------------------------------------------------------------------------------------------.

IN THE CITY OF ATLACOMULCO, STATE OF MEXICO, JULY FIRST OF THE YEAR TWO THOUSAND FIVE, I, MARIA JOSEFINA SANTILLANA MARTINEZ, NOTARY PUBLISHES NUMERO HUNDRED TWENTY OF THE STATE OF MEXICO AND OF THE PATRIMONY FEDERAL REAL ESTATE, TO REQUEST OF THE BUSINESS CALLED "IPW GROUP OF MEXICO", COMPANY ANONIMA OF VARIABLE CAPITAL -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------CERTIFY-----------------------------------------------------------------------

THAT PRESENT PHOTOCOPIES, CONSTANT OF FOURTEEN HOURS, ALL THEY ALONE BY WITH ITS ORIGINAL THAT DO IN THE PROTOCOL THAT IS TO MY CHARGE AND APENDIX CORRESPONDING, THAT I SEND OFF FOR THE ALONE EFFECT TO GIVE FULFILLMENT TO THE ARRANGED SET FORTH INT HE TWENTY-SEVENTH ARTICLE OF THE FISCAL CODE OF THE FEDERATION  WRITING NUMBER TWO THOUSAND FOUR HUNDRED THIRTY-THREE, VOLUME XXXI ORDINARY, DATED JULY FIRST OF THE YEAR TWO THOUSAND FIVE,- I GIVE FE-------------------------------------------------------------------------------------------------------------------- .

LICENSED MARIA JOSEFINA SANTILLANA MARTINEZ

PUBLIC NOTARY No. ONE HUNDRED TWENTY